Exhibit 10.39

AMENDMENT NO. 4

to the

CREDIT AND SECURITY AGREEMENT

Dated as of December 31, 2002

                THIS AMENDMENT NO. 4 (this "Amendment") to the Credit and Security Agreement, dated as of October 25, 2000 (as amended and supplemented, the "Credit and Security Agreement"), is dated as of December 31, 2002, and is by and among MOHAWK FACTORING, INC., a Delaware corporation ("Mohawk Factoring" or "Borrower"), BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware Corporation ("Blue Ridge"), WACHOVIA BANK, NATIONAL ASSOCIATION (the "Agent") and MOHAWK CARPET DISTRIBUTION, L.P., a Delaware limited partnership ("Mohawk Distribution").  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit and Security Agreement.

WHEREAS, Mohawk Carpet Corporation ("Mohawk Carpet"), Mohawk Commercial, Inc. ("Mohawk Commercial"), Durkan Patterned Carpets, Inc. ("Durkan") and Mohawk Factoring were parties to the Receivables Purchase and Sale Agreement, dated as of October 25, 2000 ("Purchase and Sale Agreement"), whereby Mohawk Carpet, Mohawk Commercial and Durkan would sell and Mohawk Factoring, as Buyer, would purchase, from time to time, Receivables originated by each of Mohawk Carpet, Mohawk Commercial and Durkan (the "Initial Originators");

WHEREAS, pursuant to Amendment No. 1 to the Purchase and Sale Agreement, Mohawk Carpet of Texas, L.P. ("Carpet LP") was added as an Originator under the Purchase and Sale Agreement, and pursuant to Amendment No. 1 of the Credit and Security Agreement, the definition of, and all references to the term, "Originator" under the Credit and Security Agreement were amended to include Carpet LP;

WHEREAS, Durkan was merged into Mohawk Carpet, effective 2001, and, in accordance with Section 7.9 of the Purchase and Sale Agreement, Durkan's rights, obligations and interests thereunder were assigned by operation of law to the surviving Originator, Mohawk Carpet;

WHEREAS, Mohawk Commercial will be merged into Mohawk Carpet, effective December 31, 2002, and, in accordance with Section 7.9 of the Purchase and Sale Agreement, Mohawk Commercial's rights, obligations and interests thereunder will be assigned by operation of law to the surviving Originator, Mohawk Carpet;

WHEREAS, Mohawk Carpet and Carpet LP are each contributing all of their respective finished goods inventories to Mohawk Distribution and, upon and following the effective date of this Amendment, will act only as sales agents for Mohawk Distribution, and Mohawk Distribution will sell inventory in the manner formerly sold by Mohawk Carpet and Carpet LP, thereby originating the Receivables arising from such sales;

WHEREAS, pursuant to an Amendment and Joinder to the Purchase and Sale Agreement, references to Mohawk Carpet and Carpet LP as Originators under the Purchase and Sale Agreement were changed and removed, and Mohawk Distribution was joined as a new Originator under such Purchase and Sale Agreement;

WHEREAS, this Amendment is being entered into by the parties hereto (collectively, the "Parties") to change, among other things, any and all references to Mohawk Carpet and Carpet LP as Originators under the Credit and Security Agreement to Mohawk Distribution as a new Originator under the Purchase and Sale Agreement;

WHEREAS, the Parties have taken each and all of the actions required to properly amend the Credit and Security Agreement in accordance with its terms; and

                NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Credit and Security Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, hereto agree as follows:

Section 1.               Amendments to the Credit and Security Agreement

                1.1           All references to Mohawk Carpet and Carpet LP, as Originators, shall be amended to refer to Mohawk Distribution, as Originator.

                1.2           The definition of "Originator" under Exhibit 1 of the Credit and Security Agreement is amended in its entirety to read as follows:

                ""Originator" means Mohawk Distribution LP, a Delaware limited partnership, in its capacity as a seller under the Receivables Sale Agreement."

Section 2.               Representations and Warranties

                Each of the Parties hereby represents and warrants severally and not jointly that, with respect to each Party:

                                (i)            Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

(ii)           This Amendment is the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

Section 3.               Conditions Precedent

                This Amendment shall become effective as of its date, provided that all of the following conditions are first met:

  Mohawk Distribution shall have furnished the Agent and Blue Ridge with an Opinion of Counsel regarding enforceability, perfection and priority; and
  The Agent and Blue Ridge shall receive officer's certificates from each of Mohawk Factoring, Mohawk Distribution, Mohawk Carpet and Carpet LP.

Section 4.               Miscellaneous

                (a)           Applicability of the Credit and Security Agreement.

                In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the Credit and Security Agreement are hereby ratified, approved and confirmed.

(b)                 Opinions to be Furnished.

Borrower will furnish true sale and substantive nonconsolidation opinions of counsel as to Blue Ridge and the Agent as soon as practical, but no later than January 31, 2003.  The failure to provide such opinions by January 31, 2003 shall be an Amortization Event under Section 9.1 of the Credit and Security Agreement.

                (c)           Headings

                The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                (d)           Counterparts

                This Amendment may be executed in counterparts by facsimile or otherwise, each of which shall constitute an original, but all of which, when taken together, shall constitute but one and the same instrument.

                (e)           Governing Law

                THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[Signatures on Next Page]

                IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of December 31, 2002.

MOHAWK FACTORING, INC.

  as Borrower

By: _____________________________

                                                                                                          Name:

                                                                                                          Title:

BLUE RIDGE ASSET FUNDING CORPORATION

By: _____________________________

                                                                                                          Name:

                                                                                                          Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

  as Agent

By: _____________________________

                                                                                                          Name:

                                                                                                          Title:

MOHAWK CARPET DISTRIBUTION, L.P.

  as Originator

By: _____________________________

                                                                                                          Name:

                                                                                                          Title: